UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO

SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 6, 2015

ALLIANCE RESOURCE PARTNERS, L.P.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	Commission File No.: 0-26823	73-1564280 (IRS Employer Identification No.)

1717 South Boulder Avenue, Suite 400, Tulsa, Oklahoma 74119

(Address of principal executive offices and zip code)

(918) 295-7600

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01                                  REGULATION FD DISCLOSURE.

Alliance Resource Partners, L.P. (ARLP) announced that in response to continued uncertainty in the coal markets, it has taken several actions to reduce production at its higher-cost mines in order to focus on maximizing production at its lower-cost mines.

•                  Beginning last Friday, October 30, 2015, ARLP’s subsidiary, Hopkins County Coal, LLC, reduced production from three units to two units at its Elk Creek mine, which remains slated to cease production in the first quarter of 2016.  This action did not result in any job loss as a result of employment opportunities at other ARLP operations.

•                  On November 6, 2015, ARLP’s subsidiary, Gibson County Coal, LLC, issued Worker Adjustment and Retraining Notification (WARN) Act notices to approximately 120 of its employees in anticipation of eliminating a total of one and a half production units at its Gibson North and Gibson South mines.

•                  On November 6, 2015, ARLP’s subsidiary, Sebree Mining, LLC, issued WARN Act notices to all employees at the Onton mine, and stopped coal production at the mine.  As a result of employment opportunities at other ARLP operations, this reduction in force is expected to affect approximately 140 employees.

The Onton # 9 Mine has generated 2015 year-to-date coal sales and production volumes of approximately 1,861,000 tons and 1,869,000 tons, respectively.  Gibson North has generated 2015 year-to-date coal sales and production volumes of approximately 1,939,000 tons and 1,983,000 tons, respectively.  The Elk Creek Mine has generated 2015 year-to-date coal sales and production volumes of approximately 2,537,000 tons and 2,648,000 tons, respectively.

A copy of the Partnership’s press release is attached hereto as Exhibit 99.1.

The information furnished in this Item 7.01 including Exhibit 99.1 hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent specifically referenced in any such filings.

ITEM 9.01                                  FINANCIAL STATEMENTS AND EXHIBITS

(d)                                 Exhibits

99.1	Alliance Resource Partners, L.P. press release dated as of November 6, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Alliance Resource Partners, L.P.

By:	Alliance Resource Management GP, LLC,
its managing general partner

By:	/s/ Joseph W. Craft III
Joseph W. Craft III
President and Chief Executive Officer

Date:  November 6, 2015